POWER OF ATTORNEY Know all by these presents that the undersigned hereby constitutes and appoints each of William J. O'Shaughnessy, Jr., Sean D. Mersten and Michael E. Prevoznik, signing singly, his/her true and lawful attorney-in -fact to: (1) execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in- fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney- in-fact's substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this n day of rnp , 2023. STATE OF NEW JERSEY ) ) SS. COUNTY OF PASSAIC I 701 On this 1±I day of , 2023, before me, hatein the undersigned notary public, pe onally appeared Tracey C. Doi, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same for the purposes therein stated. rtiamamehiimanwehide.ah.abamialwibie DAWN M LEAHY Notary Public - State of New Jersey 0 My Commission Expires Sep 12, 2023 aOellPqIPMPMIP'gllffllP'qWMPNMPullPqllPgIIIP% feamdi. ary Public My Commission Expires: L742--- /e213 ot

POWER OF ATTORNEY Know all by these presents that the undersigned hereby constitutes and appoints each of William J. O'Shaughnessy, Jr., Sean D. Mersten and Michael E. Prevoznik, signing singly, his/her true and lawful attorney-in-fact to: (1) execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in- fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney- in-fact's substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. IN WITNESS WHEREOF, the undersjgned has caused this Power of Attorney to be executed as of this fiday of Pk , 2023. es E. Davis On this ay 616,0q, , , CUL. in al. Le4../1 the undersigned notary public, pers ally appeared James E. Davis, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same for the purposes therein stated. me STATE OF NEW JERSEY ) ) ss. pCOUNTY OF PASS IC ) of 2023. before DAWN M LEAHY Notary Public - State of New Jersey My Commission Expires Sep 12, 2023 itten NOtary Public My Commission Expires:

POWER OF ATTORNEY Know all by these presents that the undersigned hereby constitutes and appoints each of William J. O'Shaughnessy, Jr., Sean D. Mersten and Michael E. Prevoznik, signing singly, his/her true and lawful attorney-in-fact to: (1) execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in- fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney- in-faces substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. IN WITNESS WHEREOF, the unde signed has caused this Power of Attorney to be executed as of this aday of it , 2023. STATE OF NEW JERSEY COUNTY OF PASSAIC 111/h On this. day of , 2023, before me, ) ss. Vicky B. Gre the undersigned notary public, perss3nally appeared Vicky B. Gregg, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same for the purposes therein stated. DAWN M LEAHY Notary Public - State of New Jersey My Commission EXpireS Sep 12, 2023 ' Notary Public My Commission Expires: I //2/2t23

POWER OF ATTORNEY Know all by these presents that the undersigned hereby constitutes and appoints each of William J. O'Shaughnessy, Jr., Sean D. Mersten and Michael E. Prevoznik, signing singly, his/her true and lawful attorney-in-fact to: (1) execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in- fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney- in-fact's substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. IN WITNESS WHEREW, the under ned has caused this Power of Attorney to be executed as of this LI day of , 2023. Gail . Wilensky STATE OF NEW JERSEY ) ) ss. COUNTY OF PASSAIC On this Li day of , 2023, before me,b tux "h. te the undersigned notary public, personally appeared Gail R. Wilensky, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same for the purposes therein stated. I 0 DAWN M LEAHY I I , Notary Public - State of New Jersey Notary Public, 1 My Commission Expires Sep 12, 2023 ! I I My Commission Expires: atal lalzDz3

POWER OF ATTORNEY Know all by these presents that the undersigned hereby constitutes and appoints each of William J. O'Shaughnessy, Jr., Sean D. Mersten and Michael E. Prevoznik, signing singly, his/her true and lawful attorney-in-fact to: (1) execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in- fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney- in-faces substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. IN WITNESS WHEREOF, the underned ha,,s caused this Power of Attorney to be executed as of this/day of , 2023. STATE OF NEW JERSEY ) ss. COUNTY OF PASSAIC feiffer On this / /day of 2023, before me, hcabra Le& ty the undersigned notary public, pers nally appeared Gary M. Pfeiffer, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same for the purposes therein stated. DAWN M LEAHY Notary Public - State of New Jersey My Commission Expires Sep 12, 2023 ILM617 , a Notary Public My Commission Expires:

POWER OF ATTORNEY Know all by these presents that the undersigned hereby constitutes and appoints each of William J. O'Shaughnessy, Jr., Sean D. Mersten and Michael E. Prevoznik, signing singly, his/her true and lawful attorney-in-fact to: (1) execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in- fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney- in-fact's substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. IN WITNESS WHERE , the unirignee has aused this Power of Attorney to be executed as of this day of , 2023. Timot STATE OF NEW JERSEY ) ) SS. COUNTY OF PASSAIC e ify" On thisnday of , 2023, before mé, the undersigned notary public, pers ally appeared TimothyYVI. Ring, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same for the purposes therein stated. DAWN M LEAHY Notary Public - State of New Jersey My Commission Expires Sep 12, 2023 etoi My Commission Expires: 91/2-41-9 Notary Public al,- re/ 7

POWER OF ATTORNEY Attorney to be executed as of this ilday of STATE OF NEW JERSEY ) COUNTY OF PASSAIC SS. Know all by these presents that the undersigned hereby constitutes and appoints each of William J. O'Shaughnessy, Jr., Sean D. Mersten and Michael E. Prevoznik, signing singly, his/her true and lawful attorney-in-fact to: (1) execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in- fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney- in-fact's substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. IN WITNESS WHEREOF, the un igned as caused this Power of 23 T mothy L. Main On this Vday of Mal' 2023, before mebtitin L*-1//y the undersigned notary public, perso ally appeared Timothy L. Main, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same for the purposes therein stated. 4 DAWN M LEAHY 4, Notary Public - State of New Jersey 6 V My Commission Expires Sep 12, 2023 „I /atria ie24 :z02.3 Notary Public My Commission Expires:

POWER OF ATTORNEY Know all by these presents that the undersigned hereby constitutes and appoints each of William J. O'Shaughnessy, Jr., Sean D. Mersten and Michael E. Prevoznik, signing singly, his/her true and lawful attorney-in-fact to: (1) execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in- fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney- in-fact's substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this a day of /I/ , 2023. A. e Wright L. Lassiter, STATE OF NEW JERSEY ) ) ss. COUNTY OF PASSAIC ) the undersigned no ary public, perso ally appeared Wright . Lassiter, III, proved to WO 01, Lail On this I day of , 2023, before me, me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same for the purposes therein stated. "111.116416111b4111641646.106.116dliki/6/6.0 DAWN M LEAHY Notary Public - State of New Jersey My Commission Expires Sep 12, 2023 Notary Public My Commission Expires: zr,'„Zg

POWER OF ATTORNEY Know all by these presents that the undersigned hereby constitutes and appoints each of William J. O'Shaughnessy, Jr., Sean D. Mersten and Michael E. Prevoznik, signing singly, his/her true and lawful attorney-in-fact to: (1) execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in- fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney- in-faces substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this )1day of Pr\Of , 2023. M, Dem M. Morrison STATE OF NEW JERSEY ) ss. COUNTY OF PASSAIC , 2023, before me, WV/7, L//A On this Oday of the undersigned notary public, pers ally appeared Denise M. Morrison, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same for the purposes therein stated. ....girrairab„„ab,,ishaw„,016„ahaaNder DAWN M LEAHY Notary Public - State of New Jersey My Commission Expires Sep 12, 2023 oworwrewrier wiwarmarypiqwwww.ft Notary Public My Commission Expires: